IN THE UNITED STATES DISTRICT COURT
                        FOR THE NORTHERN DISTRICT OF IOWA
                              Cedar Rapids Division

UNITED STATES OF AMERICA,           )
         Plantiff,                  )
                                    )
         v.                         )        Civil Case No. 08cv151 - LRR
                                    )
                                    )
BERTHEL, SBIC, LLC                  )
         Defendent.                 )        Order
                                    )
                                    )
------------------------------------)



                           CONSENT ORDER AND JUDGMENT
                           --------------------------

IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

     1.  Pursuant  to the  provisions  of 15 U.S.C.  ss687c,  this  Court  takes exclusive jurisdiction of Berthel SBIC, LLC ("Berthel") and all of its assets and property, of whatever kind and wherever located, and in the United States

Small Business Administration ("SBA") is hereby appointed Receiver of Berthel

("Receiver") to serve without bond until further order of this Court.  The

Receiver is appointed for the purpose of marshalling and liquidating in an orderly manner all of Berthel's assets and satisfying the claims of creditors therefrom the order of priority as determined by this Court.


     2. The Receiver shall have all powers, authorities, rights and privileges heretofore possessed by the officers, directors, managers, investment advisors and other agents of Berthel under applicable state and federal law, by the

Articles of Incorporation, and By-Laws of said corporation, in addition to all powers and authority of a receiver at equity, and all powers and authority conferred upon the Receiver by the provisions of 15 U.S.C. ss687c and 28 U.S.C.

ss754. The trustees, directors, officers, employees, managers, investment advisors and agents of Berthel are hereby dismissed. Such persons shall have no

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authority with respect to Berthel's operations or assets, except to the extent as may hereafter be expressly granted by the Receiver.  The Receiver shall assume and control the operation of Berthel and shall pursue and preserve all of its claims.


     3. The past  and/ or  present  officers,  directors,  managers,  investment advisors, agents, trustees, attorneys, accountants, and employees of Berthel,

as well as all those acting in their place, are hereby ordered and directed to turn over to the Receiver forthwith all books, records, documents, accounts and all other instruments and papers of and relating to Berthel and its assets and all other assets and property of the corporation, whether real or personal.

The Receiver will provide reasonable access to all participants with regard to any investment in the Berthel portfolio.  The former President, Director and/ or other agent of Berthel, shall furnish a written statement within five

(5) days after the entry of this Order, listing the identity, location and estimated value of all assets of Berthel. Within thirty (30) days following the entry of this Order, such person shall also furnish a written report describing all assets.  All persons having control, custody or possession of any assets or property of Berthel are hereby directed to turn such assets and property over to the Receiver.

     4. The Receiver shall promptly give notice of its appointment to all known officers, directors, agents, employees, shareholders, creditors and debtors of

Berthel, as the Receiver deems necessary or advisable to effectuate the operation of the receivership. All persons and entities owing any obligation or debt to Berthel, until further ordered by this Court, pay all such obligations in accordance with the terms thereof to the Receiver and its receipt for such

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payments shall have the same force and effect as if Berthel had received such payments.

     5. The Receiver is hereby authorized to open such Receiver's accounts at

Banking or other financial institutions to extend credit on behalf of Berthel,

to utilize SBA personnel, and to employ such other personnel as it may deem necessary to effectuate the operations of the receivership including, but not limited to, attorneys, accountants, and appraisers, and its further authorized to expend receivership funds to compensate such personnel in such amounts and upon such terms as the Receiver shall deem reasonable in light of the usual fees and billing practices and procedures of such personnel. The Receiver is not required to obtain Court approval prior to the disbursement of receivership funds for payment to personnel employed by the Receiver or for expenses that the

Receiver deems advantageous to the orderly administration and operation of the receivership.  In addition, the Receiver is authorized to reimburse the

SBA for travel expenses incurred by SBA personnel in the establishment and administration of the receivership.  The Receiver may, without further order of this Court, transfer, compromise, or otherwise dispose of any asset (including without limitation any claim), other than real estate.

     6. Berthel's past and/ or present officers, directors, agents, accountants,

Managers, shareholders, employees, debtors and creditors of Berthel and other appropriate persons (including without limitation, the defendant's and/or defendant's portfolio of small business concerns) shall answer under oath to the

Receiver all questions which the Receiver may put to them in compliance with the

Federal Rules of Civil Procedure, and pursuant thereto shall produce any

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documents as required by the Receiver regarding the business of said corporation, or any other matter relevant to the operation or administration of the receivership or the collection of funds due to Berthel. In the event that the receiver deems it necessary to require the appearance of the aforementioned persons, the production of documents, information, or any other discovery concerning the assets, property or business operations of Berthel, or any other matter relevant to the operation or administration of the Receivership or the collection of funds due Berthel, the Receiver shall make its discovery request(s) in compliance with the Federal Rules of Civil Procedure.

     7. The parties, or any prospective parties, to any and all civil legal proceedings of any nature, excluding the instant proceeding, but including without limitation bankruptcy proceeding, arbitration proceedings, foreclosure actions, default proceedings, or other actions of any nature involving Berthel or any assets of Berthel, including subsidiaries, partnership and other business combinations of Berthel, whatever located, or involving Berthel, the Receiver,

or any of Berthel's past or present officers, directors, managers, agents, or general or limited partners sued for, or in connection with, any action taken by them while acting in such capacity of any nature, whether as plaintiff,

defendant, third-party plaintiff, third-party defendant, or otherwise, are enjoined from commencing or continuing any such legal proceeding, or from taking any action, in connection with any such proceeding or any such asset.

All civil legal proceedings of any nature, excluding the instant proceeding, but including without limitation bankruptcy proceedings, arbitration proceedings,

foreclosure actions, default proceedings, or other action of any nature involving Berthel or any assets of Berthel, including subsidiaries,

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partnerships and other business combinations of Berthel, wherever located, and excluding the instant proceeding, or involving Berthel, the Receiver, or any of

Berthel's past or present officers, directors, managers, agents, or general or limited partners sued for, or in connection with, any action taken by them while acting in such capacity of any nature, whether as plaintiff, defendant,

third-party plaintiff, third-party defendant, or otherwise, are stayed in their entirety, and all Courts having any jurisdiction thereof are enjoined from taking or permitting any action until further Order of this Court.

     8. Further, as to a cause of action accrued or accruing in favor of Berthel against a third person or party, any applicable statute of limitation is tolled during the period in which this injunction against the commencement of legal proceedings is in effect as to that cause of action.

     9.  Berthel  and its past and/or  present  directors,  officers,  managers,

agents, or general or limited partners, agents, investment advisors, employees and other persons acting in concert or participating therewith be, and they hereby are, enjoined from either directly or indirectly taking any actions or causing any such action to be taken which would dissipate the assets and/or property of Berthel to the detriment of the receiver appointed in this cause,

including but not limited to destruction of corporate records, or which would violate the Small Business Investment Act of 1958, as amended, 15 U.S.C.

661 et. seq., or the regulations promulgated thereunder ("Regulations"), 13

C.F.R. Part 107.

     10. The  Receiver is  authorized  to borrow on behalf of Berthel, from the

SBA, up to $100,000 and is authorized to cause Berthel to issue Receiver's

Certificates of Indebtedness in the principal amounts of the sums borrowed,

which certificates will bear interest at or about 10 percent per annum and will have a maturity date no later than 18 months after the date of issue.  Said

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issue Receiver's Certificates of Indebtedness shall be deemed to be administrative expenses of the Receivership.

     11.  Judgment is hereby  entered in favor of  Plaintiff,  United  States of

America, On behalf of its agency, the U.S. Small Business Administration

("SBA"), against Defendant, Berthel SBIC, LLC ("Berthel"), in the principal sum of $2,773,841.50 plus accrued interest of $17,598.79 through November 17, 2008 plus accrued interest up to the date of entry of this Judgment, together with post-judgment of $566.15 per day interest at the rate allowed by law.

     12. SBA shall be appointed Receiver shall be appointed Receiver of Berthel

Based on Berthel's consent.

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


SEEN AND AGREED BY BERTHEL SBIC, LLC AND THE SMALL BUSINESS ADMINISTRATION, THROUGH THEIR DULY AUTHORIZED REPRESENTATIVE:



BERTHEL SBIC, LLC


By:  Berthel Fisher & Company Planning, Inc., Manager

By:  /s/  Thomas J. Berthel
     --------------------------------------------
          Thomas J. Berthel, President




U.S. SMALL BUSINESS ADMINISTRATION


By:  /s/  Gail G. Green
      -------------------------------------------
          Gail G. Green
          Chief, Account Resolution Branch






SO ORDERED, DATED this 7th day of January, 2009



                                      /s/  Linda R. Reade
                                      ---------------------------------------
                                           Linda R. Reade
                                           UNITED STATES DISTRICY COURT JUDGE


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